COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Variable Portfolio – Small Company Growth Fund

(the “Fund”)

Supplement dated September 13, 2013 to the Statement of Additional

Information dated May 1, 2013, as supplemented

The section entitled “INVESTMENT ADVISORY AND OTHER SERVICES – The Investment Manager and Investment Advisory Services” is revised as follows:

1.	All references to George Myers and Brian Neigut as Portfolio Managers of the Fund are deleted.

2.	The table under the heading “Portfolio Manager(s)” is modified by adding the following:

Portfolio Manager	Fund(s)
Rahul Narang	VP Small Company Growth Fund

3.	The table under the heading “Portfolio Manager(s) Information” is modified by adding the following:

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account	Approximate Total Net Assets		Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in the next sub- section)
VP Small Company Growth Fund	Rahul Narang[1]	1 RIC 6 other accounts	$ $	150.11 million 0.49 million	None	None		(1)

[1]	Information provided as of July 31, 2013.

4.	The table under the heading “Performance Benchmarks – VP Small Company Growth Fund” is modified by adding the following:

Portfolio Manager	Primary Benchmark(s)	Peer Group

Rahul Narang	Russell 2000 Growth Index	Lipper Variable Underlying Funds Small-Cap Growth Funds Classification

Shareholders should retain this Supplement for future reference.

C-6512-8 A (9/13)